UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-35777		45-3449660
(Commission File Number)		(IRS Employer Identification No.)

799 Broadway New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure

On October 18, 2023, Rithm Capital Corp. (“Rithm”) issued a press release in response to the complaint filed by certain former executive managing directors of Sculptor Capital Management, Inc. (“Sculptor”) on October 17, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by Rithm under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to the press release is not intended to, and does not, constitute a determination or admission by Rithm that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Rithm.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the transactions with Sculptor. All statements, other than statements of current or historical fact, contained in this Current Report on Form 8-K may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond Rithm’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rithm’s and Sculptor’s most recent annual and quarterly reports and other filings filed with the Securities and Exchange Commission, which are available on both companies’ websites (www.rithmcap.com and www.sculptor.com).

New risks and uncertainties emerge from time to time, and it is not possible for Rithm to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and Rithm expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Rithm’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of October 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP.
(Registrant)

By:/s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer and Chief Accounting Officer

Dated: October 18, 2023